UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2013

WESCO International, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-14989

Delaware	25-1723342
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

225 West Station Square Drive
Suite 700
Pittsburgh, Pennsylvania 15219	(412) 454-2200
(Address of principal executive offices)	(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On November 19, 2013, WESCO Distribution, Inc. (“WESCO Distribution”), as U.S. borrower, WDCC Enterprises Inc. (“WDCC” and together with WESCO Distribution, the “Borrowers”), as Canadian borrower, and WESCO International, Inc. (the “Company”) entered into an amendment (the “Term Loan Amendment”) to the term loan agreement among WESCO Distribution, WDCC, the Company, the lenders party thereto and Credit Suisse AG Cayman Islands Branch, as administrative agent and as collateral agent. The Term Loan Amendment, among other things, reduces the applicable margin on U.S. term loans by 0.50% and the LIBOR floor applicable to the U.S. sub-facility from 1.00% to 0.75%, which modified pricing terms, will be effective December 13, 2013.

Item 8.01.	Other Events.
On November 19, 2013, the Company announced that its wholly-owned subsidiary, WESCO Distribution, commenced an offering of $400 million aggregate principal amount of senior notes due 2021 (the “Notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”). It is expected that the Notes will be guaranteed (the “Guarantee”) by the Company. Pursuant to Rule 135c of the Securities Act, the Company is filing herewith the press release issued November 19, 2013 as Exhibit 99.1 hereto.
The Notes and the Guarantee have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
Also on November 19, 2013, WESCO Distribution and certain other subsidiaries of the Company entered into a First Amendment to Amended and Restated Credit Agreement and Waiver (the “First Amendment”), which amends the existing US $600.0 million revolving credit facility (the “Revolving Credit Facility”). The Revolving Credit Facility was entered into pursuant to the terms and conditions of an Amended and Restated Credit Agreement, dated as of December 12, 2012 (the “Credit Agreement”), among WESCO Distribution, the other US Borrowers party thereto, WESCO Distribution Canada LP (“WESCO Canada”) and WDCC, as Canadian Borrowers, the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent. The First Amendment, among other things, revises certain covenants and financial statement covenant calculations in the Credit Agreement.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits:

Number	Exhibit

99.1	Press Release Issued November 19, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 19, 2013	WESCO INTERNATIONAL, INC.
(Date)
/s/ Kenneth S. Parks
Kenneth S. Parks
Vice President and Chief Financial Officer